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                                                                      EXHIBIT 23








INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No. 1 to Registration Statement No. 2-85796 of Superior Uniform Group, Inc. on Form S-8 of our report dated February 18, 2000, appearing in the Annual Report on Form 10-K of Superior Uniform Group, Inc. for the year ended December 31, 1999.


/s/ Deloitte & Touche LLP
-------------------------


Tampa, Florida
March 23, 2000